Investor Presentation December 2012

FORWARD LOOKING STATEMENTS This presentation contains certain forward-looking statements, as that term is defined in U.S. federal securities laws. Generally, these statements relate to our business plans or strategies, prospects, management, projections involving anticipated revenues, earnings, profitability, or other aspects of operating results, or other future developments in our affairs or the industry in which we conduct business. Forward-looking statements may be identified by reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “expect,” “intend,” “plan,” “estimate,” “would be,” “will,” “intend to,” “project,” or similar expressions or the negative thereof, as well as statements that include future events, tense or dates, or are not historical or current facts. We wish to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. These forward-looking statements include but are not limited to statements regarding our ability to successfully execute our strategy and Strategic Growth and Diversification Plan; the level and sufficiency of our current regulatory capital and equity ratios; our ability to continue to diversify the loan portfolio; our efforts at deepening client relationships; increasing our levels of core deposits; lowering our non-performing asset levels; managing and reducing our credit-related costs; increasing our revenue growth and levels of earning assets; the effects of general economic and competitive conditions nationally and within our core market area; our ability to sell other real estate owned properties and mortgage loans held for sale; the sufficiency of the levels of provision for the allowance for loan losses and amounts of charge-offs; loan and deposit growth; interest on loans; asset yields and cost of funds; net interest income; net interest margin; non-interest income; non-interest expense; interest rate environment; and other factors. For further discussion of risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements, see “Part I. Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2011. Such forward-looking statements are not guarantees of future performance. We do not undertake, and specifically disclaim any obligation, to update any forward- looking statements to reflect occurrences or unanticipated events or circumstances unless required to do so under the federal securities laws. 2

Agenda  CFS Bancorp Overview  Strategic Growth & Diversification Plan  Path Forward 3

CFS Bancorp Overview

CFS Bancorp Overview  Headquartered in Munster, IN — 20 full service branch locations in Northwest IN and South Suburban Chicago — CFS Bancorp formed in 1998 — Citizens Financial Bank founded in 1934  $1.1B Total Assets at September 30, 2012  $704M Total Loans  $951M Total Deposits — 95% Deposit Funded — 63.3% Core Deposits — No Brokered Deposits  $108M Tangible Common Equity — 9.7% TCE Ratio — No Holding Company debt — No TruPS — No TARP  NASDAQ: CITZ  12/17/12 stock price - $6.20  9/30/12 tangible book value/share - $9.94 5

CFS Bancorp Overview  Ongoing — NPA remediation efforts — Efficiency ratio initiatives — Focus on C&I, CRE-Owner Occupied, and Multifamily lending — Core deposit account acquisition, but core decrease due to exit of four relationships — Capital management  Discontinued / Deemphasized — Commercial participations — Commercial construction & land development loans 6

Strategic Growth & Diversification Plan

Strategic Growth & Diversification Plan  Board approved in late 2007 — Implementation commenced in 2008  Four key long-term objectives — Reduce non-performing assets — Improve efficiency ratio with revenue enhancements and cost reduction initiatives — Grow while diversifying by targeting small and mid-sized business owners for relationship banking opportunities — Expand and deepen the Company’s relationships with its clients by meeting a higher percentage of client’s financial needs 8

Investing in Talent to Drive Business Results  48 new senior and middle managers hired since 2007  All 4 Named Executive Officers new since 2007 Daryl Pomranke President & CEO  Joined CFS in April 2007  Appointed to Board of Directors of Citizens Financial Bank in June 2009  Appointed as CEO and to the Board of Directors of CFS Bancorp, Inc. in December 2011  Previously employed by Mercantile National Bank of IN (Sold to Harris Bank)  Nearly two decades of banking experience as a CFO, COO, and Senior Lender  Started career as an auditor at KPMG Daniel Zimmer SVP & Senior Credit Officer  Joined CFS in December 2007  Previously employed by MidAmerica Bank (Sold to National City, now PNC)  Commercial Loan Credit Manager from 2006 – 2007  Assisted in structural growth of commercial loan portfolio from $1.7B to $2B prior to sale Dale Clapp EVP, Sales Management  Joined CFS in April 2008  Previously employed by Mercantile National Bank of IN (Sold to Harris Bank)  Served as SVP-Regional Sales Manager of the Business Banking Group for Indiana Jerry Weberling, CPA EVP & CFO  Joined CFS in June 2010  Previously CFO of MAF Bancorp / Mid America Bank from 1990 – 2007 (Sold to National City, now PNC)  Controller of Mid America Bank from 1984 – 1990  Auditor at KPMG from 1974 – 1984 9

Performance Management Program  Power of Personal Performance (PoPP)  Primary focus on sales activities and behaviors  Utilization of balanced scorecards to track activities  Coaching sessions, check-ins, skill builders, and skip coaching  Improved outcomes with higher client and employee satisfaction 10

Awards and Recognition 11

2011 Best Place to Work and Best Bank for Customer Service 12

Strategic Growth & Diversification Plan  Execution Status — We continue to execute the plan — Reducing non-performing assets with significant progress made in the third quarter of 2012 and additional progress expected in the fourth quarter of 2012 — Loan portfolio diversification continues — Strong core deposit growth results achieved exclusive of $42 million of large single-service client relationships exited in the second quarter of 2012. — Performance management system fully implemented in the sales business units 13

Strategic Growth & Diversification Plan  Reduce non-performing assets  Improve efficiency ratio  Grow & diversify loan portfolio  Expand and deepen client relationships 14

Reduce Non-Performing Assets

Commercial Participation Loans 82,059 60,048 52,365 23,594 12,053 7,089 6,453 5,671 $0 $20,000 $40,000 $60,000 $80,000 $100,000 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 3/31/12 6/30/2012 9/30/12 (in thousa n ds ) Commercial Construction and Land Loans 58,978 40,081 31,154 24,316 22,045 22,691 23,353 21,935 $0 $20,000 $40,000 $60,000 $80,000 $100,000 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 3/31/12 6/30/12 9/30/12 (in thousa n ds ) 16

Non-Performing Assets 13,214 24,341 30,302 27,112 10,677 10,851 10,332 7,681 17,548 33,602 37,949 49,704 64,678 65,704 60,741 46,333 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 3/31/12 6/30/12 9/30/12 (in thousa n ds ) Participations Direct Originations 17

Non-Performing Loans and OREO 29,597 54,701 59,009 54,492 45,587 46,275 51,850 36,567 1,162 3,242 9,242 22,324 19,091 19,429 19,223 17,447 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 3/31/12 6/30/12 9/30/12 (in thousa n ds ) Non-Performing Loans OREO 18

Credit Enhancements since 2007  New Senior Credit Officer and credit team hired  New Credit Policy and underwriting standards/practices implemented in 2008  Objective attribute commercial loan underwriting matrices developed  12 seasoned C&I relationship managers hired to replace CRE lenders 19

Total Commercial Loans Outstanding As of 9/30/2012 (dollars in thousands) Pre-1/1/08 Post-1/1/08 $172,326 $301,235 20 As of 12/31/2011 (dollars in thousands) Pre-1/1/08 Post-1/1/08 $202,614 $270,646

Ongoing NPA Remediation  Proactive problem asset management — Weekly review of delinquencies by Asset Management Committee — Action plan review for all loans graded watch or worse — An impairment analysis is prepared quarterly on all substandard loans > $375,000 and all loans in process of foreclosure — Loan grade review for all loans 30-days past due — All performing past due loans reviewed — Monthly management reports prepared for Board of Directors 21

NPAs for Total Loans Originated Prior to 1/1/08 30,762 57,091 67,395 67,778 56,725 55,926 57,996 44,863 $0 $20,000 $40,000 $60,000 $80,000 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 3/31/12 6/30/12 9/30/12 (in thousa n ds ) # of NPAs 128 140 127 149 167 140 166 NPAs for Total Loans Originated After 1/1/08 852 856 9,038 7,953 9,778 13,077 9,151 $0 $20,000 $40,000 $60,000 $80,000 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 3/31/12 6/30/12 9/30/12 (in thousa n ds ) # of NPAs 4 5 5 11 31 38 Origination Volume for the period = $730.3 million 22

Commercial Loan Charge-offs and OREO Writedowns By Portfolio Loan Charge Offs and OREO Writedowns - 2011 Pre-1/1/08 Post-1/1/08 $18,288 $2,532 Loan Charge Offs and OREO Writedowns – 12/31/07 – 9/30/12 Pre-1/1/08 Post-1/1/08 $57,770 $3,817 (dollars in thousands) 23

Reserve Position  ALLL/NPL ratio is depressed due to partial charge-offs taken on NPLs — $11.5 million of partial charge-offs taken on $24.9 million impaired collateral dependent loans — $0.4 million of specific reserves on NPLs  NPLs are carried at 74% of unpaid principal balance  OREO is carried at 41% of original loan value 24 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 ($ in th o us a nds ) Nonperforming Loans and OREO Total NPLs Allowance Total NPLs Partial Charge-offs Taken To Date $12,359 $36,567 $36,567 $11,527 $17,447 $18,386 OREO Charge-offs and Writedowns To Date

Improve Efficiency Ratio

Revenue Enhancements  High Performance Checking Program (HPC)  Expand Mortgage Banking Activities  Increase Commercial Loan Production 26

HPC Deposit Acquisition Marketing Program  Direct mail campaign started 2/1/12 to grow low-cost retail and business core deposits, generate additional fee income, and cross-sell opportunities  Campaign results through 9/30/12  New checking account openings have more than doubled compared to the prior year  Year-to-date net checking account growth of 2,568 accounts, or 7.7%  50% of accounts are new relationships to the Bank  66% of new accounts are in the 20-49 age group 27

Cost Reduction Initiatives  Voluntary Early Retirement Offering in Q1-12 — $876,000 severance and early retirement expense, $1.1 million in annualized compensation and benefit savings  Banking Center and Support Staff Efficiencies — Closed Bolingbrook and Orland Park on 3/31/12 — Realigned regional structure — FTE headcount — 12/10 – 322 — 6/11 - 315 — 12/11 – 303 — 3/12 – 273 — 6/12 – 261 — 9/12 – 259 (20% reduction since 12/10) 28

Non-Interest Expense Drivers 343 2,671 2,976 1,483 4,123 618 316 1,074 164 655 1,077 638 714 118 119 170 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 3/31/12 6/30/12 9/30/12 (in thousa n ds ) OREO Related Expenses Loan Collection Expenses 29

Non-Interest Expense Drivers (cont.) 1,284 1,091 1,907 2,283 1,385 253 198 177 $- $500 $1,000 $1,500 $2,000 $2,500 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 3/31/12 6/30/12 9/30/12 (in thousa n ds ) Professional Fees 30

Grow While Diversifying

Loan Portfolio Diversification $185,177 $287,522 12/31/07 C&I CRE-OO CRE-Multifamily Comm Const & Land Comm Participation CRE-NOO Retail Loans $180,592 $141,205 $178,621 $230,901 09/30/12 $267,334 $27,606 32

Targeted Growth Segments 59,501 82,489 38,602 93,794 96,991 76,549 0 20,000 40,000 60,000 80,000 100,000 120,000 C&I CRE-OO CRE-Multifamily (in thous a nd s) 12/31/07 9/30/12 57.6% 17.6% 98.3% 33

Targeted Shrinkage Segments 59,146 82,059 21,935 5,671 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 Comm Const Land Comm Participation (in thous a nd s) 12/31/07 9/30/12 -62.9% -93.1% Commercial Construction And Land Development Commercial Participations 34

Expand and Deepen Relationships

Focus on Business Relationships  Business Banking Group reorganized to drive growth — New EVP Sales Management hired in 2008 — 12 new Relationship Managers hired — Average banking industry experience of 20+ years — Expertise in C&I and Multifamily lending  Regional partnerships formed between Retail and Business Banking teams with shared goals and incentives  Focus on small and medium-sized businesses — Grow C&I, multifamily, and owner occupied CRE relationships as a share of commercial loans 36

Focus on Business Relationships  Increase business deposits to generate relationships and fund growth  IT platform provides competitive advantage in Cash Management opportunities  Proactive prospecting — Feet on the street – experienced teams in their markets — Trusted Advisor approach vs. transactional lending — Incentives are equally weighted between deposit gathering and loan production 37

Total Deposits 469 448 485 539 597 627 605 602 395 376 365 407 380 377 363 349 54.3% 54.4% 57.0% 57.0% 61.1% 62.4% 62.5% 63.3% 0% 10% 20% 30% 40% 50% 60% 70% $- $100 $200 $300 $400 $500 $600 $700 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 3/31/12 6/30/12 9/30/12 ($ in m ill ions ) Core Deposits Certificates Core Deposit Ratio 38

Non-Municipal Business Deposits 36 31 34 60 61 63 52 56 39 45 68 67 70 75 70 72 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% $0 $20 $40 $60 $80 $100 $120 $140 $160 12/31/07 12/31/09 12/31/11 6/30/12 ($ in m ill ions ) Non Interest Bearing Deposits Interest Bearing Deposits Self Funding Ratio (Non-Interest Bearing Deposits/Commercial Loans) 39

Total Borrowed Funds 117 155 96 40 40 40 40 40 18 18 16 13 14 12 12 10 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 3/31/12 6/30/12 9/30/12 ($ in m ill ions ) FHLB Borrowings Repos 40

Deposit Growth Reduces Reliance on Wholesale Funding 0% 20% 40% 60% 80% 100% $0 $200 $400 $600 $800 $1,000 $1,200 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 3/31/12 6/30/12 9/30/12 ($ in m ill ion s) Total Deposits Borrowings Deposits as a % of Total Funding 41

Deposit Growth Reduces Reliance on Higher Cost Wholesale Funding 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 48% 50% 52% 54% 56% 58% 60% 62% 64% 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 3/31/12 6/30/12 9/30/12 Core as a % of Total Deposits Cost of Deposits Cost of Funds 42

Path Forward  Continue execution of Strategic Growth & Diversification Plan  Focus on Northwest Indiana and South Suburban Chicago markets  Experienced senior management, sales, and credit teams in place  Improving reputation in our markets as Business Bankers 43

Investment Highlights  Business transformation well underway — Experienced management team in place — Executing on Strategic Growth & Diversification Plan — Asset quality stabilized — Stable net interest margin  Significant insider ownership aligned with shareholders — NEOs & Directors: 13.4% — 401(k) Retirement Plan: 6.6%  Valuation opportunity — Trading at substantial discount to 9/30/12 - $9.94 tangible book value per share 44

Appendix

Financial Highlights Quarter Ended ($ in millions) 2007 2008 2009 2010 2011 3/31/12 6/30/12 9/30/12 Balance Sheet Total Assets $1,150 $1,122 $1,082 $1,122 $1,149 $1,171 $1,132 $1,119 Total Loans 793 750 762 733 711 707 714 704 Deposits 863 824 850 946 977 1,004 967 951 Loans / Deposits 92% 91% 90% 77% 73% 70% 74% 74 Total Equity $130 $112 $110 $113 $103 $103 $105 $108 Tangible Equity 129 112 110 113 103 103 105 108 Capital Shareholders’ Equity / Total Assets 11.3% 10.0% 10.2% 10.1% 9.0% 8.8% 9.2% 9.7 % Tier 1 Risk-Based Capital Ratio (Bank) 13.1 12.0 11.2 12.3 11.4 12.0 12.1 12.6 Total Risk-Based Capital Ratio (Bank) 13.9 13.2 12.4 13.3 12.7 13.2 13.4 13.8 Asset Quality NPLs / Total Loans 3.7% 7.3% 7.7% 7.4% 6.4% 6.6% 7.3% 5.2 % NPAs / Total Assets 2.7 5.2 6.3 6.9 5.6 5.6 6.3 4.8 NCOs / Average Gross Loans (4) 0.7 2.5 1.2 0.8 3.0 1.0 0.5 0.5 ALL / Total Gross Loans 1.0 2.1 2.6 2.3 1.8 1.7 1.7 1.8 ALL / NPLs 27.1 28.4 33.0 31.5 27.3 25.4 23.3 33.8 Provision / Average Gross Loans (4) 0.3 3.5 1.7 0.5 2.3 0.6 0.7 0.6 Provision / NCOs 42.4 140.1 144.9 62.9 78.3 61.5 134.3 134.4 Texas Ratio (NPAs / (Equity + ALL)) 22.2 45.5 52.6 59.0 55.9 57.1 60.9 44.9 Profitability Net Interest Margin 3.0% 3.3% 3.7% 3.7% 3.5% 3.4% 3.4% 3.5 % Non-Interest Income / Total Revenue (1) 25.2 13.9 23.4 20.2 26.4 24.0 22.8 25.5 Efficiency Ratio (2) 74.2 76.4 81.9 83.7 87.5 90.1 75.7 76.7 Reported Net Income $7.5 $(11.3) $(0.5) $3.5 $(10.5) $0.5 $1.4 $1.3 PTPP Earnings, as adjusted(3) 12.8 12.7 13.3 10.2 9.5 2.8 3.1 3.5 PTPP ROAE 9.8% 10.0% 11.8% 9.0% 8.3% 10.7% 11.8% 13.3 PTPP ROAA 1.1 1.1 1.2 0.9 0.8 1.0 1.1 1.3 (1) Total Revenue defined as Net Interest Income plus Non-Interest Income. (2) Defined as Non-Interest Expense divided by the sum of Net Interest Income plus Non-Interest Income, excluding net gain on sales of investment securities and impairment of investment securities. (3) PTPP – Pre-Tax, Pre-Provision. See Non-GAAP financial information on the following page. (4) Annualized, If applicable. 46

Reconciliation to Non-GAAP Metrics ($ in thousands) Nine months ended 2007 2008 2009 2010 2011 9/30/12 9/30/11 Income (loss) before taxes 9,835 (19,968) (2,805) 4,167 (9,529) 4,137 2,406 Provision for loan losses 2,328 26,296 12,588 3,877 17,114 3,360 4,572 Pre-tax, pre-provision earnings 12,163 6,328 9,783 8,044 7,585 7,497 6,978 Adjustments: Net gain on sale of investments (536) (69) (1,092) (689) (1,715) (917) (1,450) Net (gain) loss on sale of OREO (22) (30) 9 154 (2,562) (464) (2,499) OREO related expenses 343 261 2,976 1,483 4,123 2,008 3,217 Loan collection expenses 164 655 1,077 638 714 407 470 Severance and early retirement expense 643 - 37 545 1,375 876 - FDIC - special assessment - - 495 - - - - Impairment on investment securities - 4,334 - - - - - Goodwill impairment - 1,185 - - - - - Total Adjustments: 592 6,336 3,502 2,131 1,935 1,910 (262) Pre-tax, pre-provision earnings, as adjusted 12,755 12,664 13,285 10,175 9,520 9,407 6,716 47